UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

API TECHNOLOGIES CORP.

(formerly known as API Nanotronics Corp.)

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2300 Yonge Street, Suite 1710, Toronto, Ontario, Canada	M4P 1E4
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

API Technologies Corp. (“API” or the “Company) filed a report on Form 8-K on July 13, 2009, (the “July 8-K”) to report the completion of its acquisition of substantially all of the assets of Cryptek Technologies, Inc. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, API stated that it intended to file the required financial statements and pro forma financial information. By this amendment to the July 8-K, API is providing the required financial statements and pro forma financial information. The information previously reported in the July 8-K is hereby incorporated by reference into this Form 8-K/A.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in API’s filings with the Securities and Exchange Commission. API disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Historical financial information is attached as Exhibit 99.1 to this report.

(b)	Pro Forma Financial Information.

Pro form information is attached as Exhibit 99.2 to this report.

(d)	Exhibits.

Exhibit Number	Exhibit Title

23.1	Consent of Grant Thornton LLP.

99.1	Historical financial information of Cryptek Technologies, Inc.

99.2	Pro forma financial information.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2009	API TECHNOLOGIES CORP.

	By:	/S/ CLAUDIO MANNARINO
Claudio Mannarino
Chief Financial Officer and
Vice President of Finance

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